PLANTRONICS, INC.

2003 STOCK PLAN

  PURPOSES AND DEFINITIONS

    Purposes of the Plan. The purposes of this 2003 Stock Plan are:

      to attract and retain the best available personnel for positions of substantial responsibility,

      to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business.
    Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. The Administrator may also grant Restricted Stock Awards under the Plan.
    Definitions. As used herein, the following definitions shall apply:
      "Administrator" means the Board or any Committees as shall be administering the Plan, in accordance with Section 2.2.
      "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Restricted Stock Awards are, or will be, granted under the Plan.
      "Board" means the Board of Directors of the Company.
      "Change in Control" means the occurrence of any of the following events:
        Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or
        The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;
        A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" means Directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company); or
        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
      "Code" means the Internal Revenue Code of 1986, as amended.
      "Committee" means a committee of individuals appointed by the Board in accordance with Section 2.2.
      "Common Stock" means the common stock of the Company.
      "Company" means Plantronics, Inc., a Delaware corporation.
      "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.
      "Director" means a member of the Board.
      "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.
      "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a Director's fee by the Company shall be sufficient to constitute "employment" by the Company.
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:
        If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange (NYSE), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.
      "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.
      "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of the grant of an individual Option or a Restricted Stock Award. The Notice of Grant is part of the agreement evidencing the terms and conditions of a specific grant.
      "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      "Option" means a stock option granted pursuant to the Plan, as evidenced by a Notice of Grant.
      "Option Agreement" means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
      "Optioned Stock" means the Common Stock subject to an Option.
      "Outside Director" means a Director who is not an Employee.
      "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.
      "Participant" means the holder of an outstanding Option or Restricted Stock Award granted under the Plan.
      "Plan" means this 2003 Stock Plan.
      "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Restricted Stock Award under Article IV.
      "Restricted Stock Award" means a grant of Restricted Stock pursuant to the Plan, as evidenced by a Notice of Grant.
      "Restricted Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and restrictions applying to stock granted under a Restricted Stock Award. The Restricted Stock Award Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.
      "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
      "Section 16(b) " means Section 16(b) of the Exchange Act.
      "Securities Act" means the Securities Act of 1933, as amended.
      "Service Provider" means an Employee, Director or Consultant.
      "Share" means a share of the Common Stock, as adjusted in accordance with Section 5.3.
      "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.
  ADMINISTRATION
    Stock Subject to the Plan.
      Subject to the provisions of Section 5.3, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,000,000 Shares. Notwithstanding the foregoing, the Company may not grant more than 20% of the total Shares reserved for issuance hereunder pursuant to Restricted Stock Awards.
      If an Option or Restricted Stock Award expires or becomes unexercisable without having been exercised in full, or is otherwise surrendered to the Company prior to having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Restricted Stock Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.
    Administration of the Plan.
      Procedure.
        Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
        Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options or Restricted Stock Awards as "performance based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.
        Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
        Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.
      Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:
        to determine the Fair Market Value;
        to select the Service Providers to whom Options and Restricted Stock Awards may be granted hereunder;
        to determine the number of shares of Common Stock to be covered by each Option and Restricted Stock Award granted hereunder;
        to approve forms of agreement for use under the Plan;
        to determine the terms and conditions of any Option or Restricted Stock Award in accordance with the provisions of the Plan;
        to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to subplans established for the purpose of satisfying applicable foreign laws;
        to modify or amend each Option or Restricted Stock Award (subject to Section 5.5(C)), including the discretionary authority to extend the post-termination exercisability period of awards longer than is otherwise provided for in the Plan;
        to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Restricted Stock Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by the Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
        to authorize any person to (i) make decisions, determinations and interpretations on behalf of the Administrator to the extent allowed under Applicable Laws, and (ii) execute on behalf of the Company any instrument required to effect the grant of an Option or Restricted Stock Award previously granted by the Administrator; and
        to make all other determinations deemed necessary or advisable for administering the Plan.
      Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations, and those of any person authorized by the Administrator to make decisions, determinations and interpretations on behalf of the Administrator, shall be final and binding on all Participants and any other holders of Options or Restricted Stock Awards.
    Eligibility. Nonstatutory Stock Options and Restricted Stock Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
  STOCK OPTIONS
    Limitations.
      Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 3.1, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
      The following limitations shall apply to grants of Options:
        No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.
        In connection with his or her initial service, a Participant may be granted Options to purchase up to an additional 500,000 Shares, which shall not count against the limit set forth in Section 3.1(B)(i).
        The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 5.3.
        If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 5.3), the cancelled Option will be counted against the limits set forth in Sections 3.1(B)(i) and (ii).
    Grants of Options to Outside Directors
      Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:
        No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.
        All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.
        Each person who first becomes an Outside Director following the effective date of this Plan shall be automatically granted an option to purchase 12,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.
        After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 3,000 Shares (a "Subsequent Option") on January 15 of each year, if on such date, he or she shall have served on the Board for at least the preceding six (6) months.
        Notwithstanding the provisions of subsections (iii) and (iv) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options and Restricted Stock Awards plus the number of Shares previously purchased upon exercise of Options and Restricted Stock Awards to exceed the number of Shares available for issuance under the Plan, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.
      The terms of an Option granted to an Outside Director shall be as follows:
        the term of the Option shall be seven (7) years;.
        the Option shall be exercisable only while the Outside Director remains a Director of the Company;
        the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option; and
        subject to accelerated vesting upon a merger or Change in Control as specified in Section 5.3(C), the Option shall vest and become exercisable as to 25% of the Shares subject to the Option on the first anniversary of the date of grant of the Option and shall vest and become exercisable as to 6.25% of the Shares subject to the Option at the end of each three-month period thereafter, if on such dates Participant has remained in continuous status as a Director.
      The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.
    Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be seven (7) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
    Option Exercise Price and Consideration.
      Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
        In the case of an Incentive Stock Option
          granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
          granted to any Employee other than an Employee described in Section 3.4(A)(i)(1), the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
        In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.
    Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist, subject to Applicable Laws, entirely of:
      cash;
      check;
      promissory note;
      other Shares, including reservation by the Company of Shares issuable to the Participant upon exercise of an Option, which have a Fair Market Value on the date of surrender or reservation equal to the aggregate exercise price of the Shares as to which such Option shall be exercised;
      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
      a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company sponsored deferred compensation program or arrangement;
      any combination of the foregoing methods of payment; or
      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
    Exercise of Option.
      Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.
        An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 5.3.
        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
      Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
      Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
      Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to the Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's death. If, at the time of death, a Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

  RESTRICTED STOCK AWARDS

    Restricted Stock Awards. Restricted Stock Awards may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Restricted Stock Awards under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.
    Term of Restricted Stock Awards. The term of each Restricted Stock Award shall be stated in the Restricted Stock Award Agreement. Shares of Common Stock issued pursuant to a Restricted Stock Award may, in the discretion of the Administrator, vest over the Participant's period of Service or upon attainment of specified performance objectives. Notwithstanding the foregoing, subject to Section 5.3(C), a Restricted Stock Award may not vest at a rate faster than one third per year over the three years following the date of grant. If a Restricted Stock Award is subject to achievement of performance goals then, subject to Section 5.3(C), that award may not vest prior to one year after the date of grant.
    Limitation on Restricted Stock Award Grants. No Participant shall receive Restricted Stock Awards in any fiscal year of the Company having an aggregate initial value greater than $600,000, except that Restricted Stock Awards granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not have an aggregate initial value greater than $1,000,000.
    Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Award Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse as the Restricted Stock Award vests.
    Other Provisions. The Restricted Stock Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.
    Rights as a Stockholder. Once the Restricted Stock Award is exercised, the Participant shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock Award is exercised, except as provided in Section 5.3.
    Cancellation of Restricted Stock Award. On the date set forth in the Restricted Stock Award Agreement, all unearned or unvested Restricted Stock shall be forfeited to the Company.
  GENERAL PROVISIONS
    Term of Plan. Subject to Section 5.10, the Plan shall become effective on September 24, 2003. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 5.5.
    Transferability of Awards. Unless determined otherwise by the Administrator, an Option or Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator, in its sole discretion, makes an Option or Restricted Stock Award transferable, such Option or Restricted Stock Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (as such term is defined in the general instructions to Form S-8 under the Securities Act, or any successor thereto) through gifts or domestic relations orders, as permitted by Rule 701 of the Securities Act.
    Adjustments Upon Changes in Capitalization, Merger or Change in Control.
      Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Restricted Stock Award, and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option or Restricted Stock Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock Award.
      Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for the Participant to have the right to exercise his or her Option or Restricted Stock Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option or Restricted Stock Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Restricted Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, or earned, an Option or Restricted Stock Award will terminate immediately prior to the consummation of such proposed action.
      Merger or Change in Control.
        Options and Restricted Stock Awards. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option or Restricted Stock Award shall be assumed or an equivalent option or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
          In the event that the successor corporation refuses to assume or substitute for the Option or Restricted Stock Award, the Participant shall fully vest in and have the right to exercise the Option or Restricted Stock Award as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Restricted Stock Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or Restricted Stock Award shall be fully vested and exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Option or Restricted Stock Award shall terminate upon the expiration of such period.
          For the purposes of this Section 5.3(C)(i), the Option or Restricted Stock Award shall be considered assumed if, following the merger or Change in Control, the option or award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Restricted Stock subject to the Restricted Stock Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Restricted Stock Award, for each Share of Optioned Stock subject to the Option or Restricted Stock subject to the Restricted Stock Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.
      Outside Director Option Grants. Notwithstanding anything in Section 5.3(C)(i) to the contrary, in the event of a merger of the Company with or into another corporation, or a Change in Control, in which an Outside Director is terminated or asked to resign, Options granted to such Outside Director under Section 3.2 shall vest 100% immediately prior to such merger or Change in Control. In the event of a merger or Change in Control in which an Outside Director is not terminated or asked to resign, such Outside Director's Options granted under Section 3.2 shall be treated under the terms of Section 5.3(C)(i).
    Date of Grant. The date of grant of an Option or Restricted Stock Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Restricted Stock Award or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.
    Amendment and Termination of the Plan.
      Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
      Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Additionally, notwithstanding anything in the Plan to the contrary, the Board may not, without the approval of the Company's stockholders:
        materially increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Company's capitalization;
        materially modify the requirements for eligibility to participate in the Plan, or reprice Options issued under the Plan by lowering the exercise price of a previously granted award, by canceling outstanding Options and issuing replacements, or by otherwise replacing existing Options with substitute Options with a lower exercise price.
      Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options or Restricted Stock Awards granted under the Plan prior to the date of such termination.
    Conditions Upon Issuance of Shares.
      Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Restricted Stock Award unless the exercise of such Option or Restricted Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
      Investment Representations. As a condition to the exercise of an Option or Restricted Stock Award, the Company may require the person exercising such Option or Restricted Stock Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
    Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
    Participant's Relationship with Company. Neither the Plan nor any Option or Restricted Stock Award shall confer upon the Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.
    Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.